UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2012

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

	1818 Market Street, Suite 1500, Philadelphia, PA	19103-3615
	(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 9, 2012, Sunoco, Inc. (the “Company”) issued a press release announcing the final distribution ratio for the special stock dividend to its shareholders of 56,660,000 shares of common stock of SunCoke Energy, Inc. (“SunCoke”) owned by the Company, representing approximately 80.9 percent of the outstanding shares of SunCoke common stock. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On January 9, 2012, the Company issued a press release announcing the final distribution ratio for the special stock dividend to its shareholders of 56,660,000 shares of common stock of SunCoke owned by the Company, representing approximately 80.9 percent of the outstanding shares of SunCoke common stock. The distribution by Sunoco of the special stock dividend will be made on January 17, 2012 to Sunoco shareholders of record as of the close of business on January 5, 2012 (the “Record Date”).

The distribution will take place in the form of a pro rata common stock dividend to each Company shareholder of record on the Record Date. As of the Record Date, the Company had 106,812,036 shares outstanding. Accordingly, Company shareholders will receive 0.53046456 of a share of SunCoke common stock for every share of Company common stock held as of the Record Date. The final distribution ratio was calculated by dividing the number of shares of SunCoke common stock to be distributed by the number of shares of Company common stock currently outstanding. In lieu of fractional shares, Company shareholders will receive a cash distribution.

In connection with the distribution, the Company sent an information statement (the “Information Statement”) to its shareholders of record on the Record Date on or about January 9, 2012. The Information Statement contains a description of the terms of the spin-off, including the procedures by which the SunCoke common stock will be distributed. The Information Statement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Sunoco, Inc. dated January 9, 2012.

99.2	Information Statement dated January 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC. (Registrant)

/s/ JOSEPH P. KROTT
Date: January 10, 2012	Joseph P. Krott
Comptroller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Sunoco, Inc. dated January 9, 2012.

99.2	Information Statement dated January 9, 2012.